THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. In considering what action you should take, you are recommended immediately to seek your own financial advice from your stockbroker, bank manager, solicitor, accountant or other independent financial advisor.

If you have sold or otherwise transferred all your American Depositary Shares ("Energy Group ADSs") of The Energy Group PLC ("The Energy Group"), please pass this document and all accompanying documents as soon as possible to the purchaser or transferee, or to the bank, stockbroker or other agent through whom the sale or transfer was effected for transmission to the purchaser or transferee. HOWEVER, SUCH DOCUMENTS SHOULD NOT BE DISTRIBUTED, FORWARDED OR TRANSMITTED IN OR INTO AUSTRALIA, CANADA OR JAPAN.

Goldman Sachs International is acting for PacifiCorp Acquisitions and PacifiCorp in relation to the Offer and no one else, and will not be responsible to anyone other than PacifiCorp Acquisitions and PacifiCorp for providing the protections afforded to customers of Goldman Sachs International nor for providing advice in relation to the Offer. Goldman Sachs International is acting through Goldman, Sachs & Co. for the purpose of making the Offer in the United States.

-------------------------------------------------------------------------------

                         NOTICE OF GUARANTEED DELIVERY
              TO ACCEPT THE OFFER FOR AMERICAN DEPOSITARY SHARES
                   EVIDENCED BY AMERICAN DEPOSITARY RECEIPTS
                                      OF
                             THE ENERGY GROUP PLC
             PURSUANT TO THE OFFER TO PURCHASE DATED JUNE 30, 1997
                                      BY
                          GOLDMAN SACHS INTERNATIONAL
                                 ON BEHALF OF
                            PACIFICORP ACQUISITIONS
                   (A WHOLLY OWNED SUBSIDIARY OF PACIFICORP)

-------------------------------------------------------------------------------

As set forth in "Procedures for Tendering Energy Group ADSs" in Part B of Appendix I to the Offer to Purchase, this form or one substantially equivalent hereto must be used for acceptance of the Offer in respect of Energy Group ADSs, if American Depositary Receipts evidencing Energy Group ADSs ("Energy Group ADRs") are not immediately available or the procedures for book-entry transfer cannot be completed on a timely basis or if time will not permit all required documents to reach the US Depositary prior to the expiration of the Subsequent Offer Period (as defined in the Offer to Purchase). Such form may be delivered by hand or mailed to the US Depositary and must include a signature guarantee by an Eligible Institution in the form set out herein. See "Procedures for Tendering Energy Group ADSs--Guaranteed Delivery" in Part B of Appendix I to the Offer to Purchase.

-------------------------------------------------------------------------------

         TO: CONTINENTAL STOCK TRANSFER & TRUST COMPANY, US DEPOSITARY


    By Mail:              By Facsimile Transmission:     By Hand or Overnight
                       (for Eligible Institutions Only)        Courier:
 Continental Stock             (212) 248-8495
 Transfer & Trust                                          Continental Stock
      Company              For Information Telephone:       Transfer & Trust
c/o Shareholder                                                 Company
Communications Corporation  (800) 733-8481, ext. 475        c/o Shareholder
 17 State Street, 24th                                Communications Corporation
         Floor                                           17 State Street, 24th
  New York, NY 10004                                              Floor
Attn: Tenders & Exchanges                                  New York, NY 10004
                                                       Attn: Tenders & Exchanges


DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

This form is not to be used to guarantee signatures. If a signature or a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

ACCEPTANCE OF THE OFFER IN RESPECT OF ENERGY GROUP SHARES (EXCEPT INSOFAR AS THEY ARE REPRESENTED BY ENERGY GROUP ADSS) MAY NOT BE MADE WITH THIS FORM AND PURSUANT TO THE GUARANTEED DELIVERY PROCEDURES.

Ladies and Gentlemen:

The undersigned hereby accepts the Offer in respect of Energy Group ADSs upon the terms and subject to the conditions set forth below pursuant to the guaranteed delivery procedure set out in "Procedures for Tendering Energy Group ADSs--Guaranteed Delivery" in Part B of Appendix I to the Offer to Purchase.

THE UNDERSIGNED UNDERSTANDS THAT THE ACCEPTANCE OF THE OFFER IN RESPECT OF ENERGY GROUP ADSS PURSUANT TO THE GUARANTEED DELIVERY PROCEDURES WILL NOT BE TREATED AS A VALID ACCEPTANCE FOR THE PURPOSE OF SATISFYING THE ACCEPTANCE CONDITION. SEE "PROCEDURES FOR TENDERING ENERGY GROUP ADSS--GUARANTEED DELIVERY" IN PART B OF APPENDIX I TO THE OFFER TO PURCHASE. TO BE COUNTED TOWARDS SATISFACTION OF THE ACCEPTANCE CONDITION, THE ENERGY GROUP ADRS EVIDENCING SUCH ENERGY GROUP ADSS MUST, PRIOR TO THE INITIAL CLOSING DATE, BE RECEIVED BY THE US DEPOSITARY OR, IF APPLICABLE, TIMELY CONFIRMATION OF A BOOK-ENTRY TRANSFER OF SUCH ENERGY GROUP ADSS INTO THE US DEPOSITARY'S ACCOUNT AT A BOOK-ENTRY TRANSFER FACILITY PURSUANT TO THE PROCEDURES SET OUT IN "PROCEDURES FOR TENDERING ENERGY GROUP ADSS--BOOK-ENTRY TRANSFER" IN PART B OF APPENDIX I TO THE OFFER TO PURCHASE MUST BE RECEIVED BY THE US DEPOSITARY, TOGETHER WITH A DULY EXECUTED LETTER OF TRANSMITTAL OR FACSIMILE THEREOF WITH ANY REQUIRED SIGNATURE GUARANTEES AND ANY OTHER REQUIRED DOCUMENTS.

Signature(s): _______________________    Address(es): ________________________


_____________________________________    _____________________________________
                                                  (Include Zip Code)

_____________________________________    Area Code(s) and Tel. No(s).: _______


Name of Record Holder(s): ___________    If Energy Group ADSs will be
                                         tendered by book-entry transfer,
                                         check one box:

_____________________________________


_____________________________________    [_] The Depository Trust Company
       (Please Type or Print)

                                         [_] Philadelphia Depository Trust
Number of Energy Group ADSs: ________    Co.


Energy Group ADR No.(s) (if              Account Number: _____________________
available):

_____________________________________

_____________________________________

Dated: ______________________________

                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchanges Medallion Program, hereby guarantees that the undersigned will deliver to the US Depositary either the Energy Group ADRs representing the Energy Group ADSs with respect to which the Offer is being accepted hereby, in proper form for transfer, or confirmation of the book-entry transfer of such Energy Group ADSs into the US Depositary's account at The Depository Trust Company or the Philadelphia Depository Trust Company, in any such case together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), with any required signature guarantees and any other required documents, all within three New York Stock Exchange trading days after the date hereof.

_____________________________________    _____________________________________
                                                (Authorized Signature)

   Name of Firm, Agent or Trustee
_____________________________________    Name: _______________________________
                                                (Please type or print)

               Address
_____________________________________    Title: ______________________________
             (Zip Code)

Area Code and Tel. No.: _____________    Date: _______________________________

NOTE: DO NOT SEND ENERGY GROUP ADRS WITH THIS FORM; ENERGY GROUP ADRS SHOULD
      BE SENT WITH YOUR LETTER OF TRANSMITTAL.